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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: AUGUST 5, 2002
                        (Date of earliest event reported)


                             LIBERTY SELF-STOR, INC.
             (Exact name of registrant as specified in its charter)


          MARYLAND                      000-30502                94-6542723
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


          8500 STATION STREET, SUITE 100
                   MENTOR, OHIO                                    44060
     (Address of principal executive offices)                    (Zip Code)


                                 (440) 974-3770
              (Registrant's telephone number, including area code)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
        ----------------------------------------------

         On August 5, 2002, Liberty Self-Stor, Inc. ("Liberty") decided not to engage Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants, and appointed Grant Thornton LLP ("Grant Thornton") as its new independent accountants, effective immediately. The decision not to engage Arthur Andersen and the appointment of Grant Thornton was approved by Liberty's Board of Directors following the recommendation and approval of the Audit Committee of Liberty's Board of Directors.

         The audit reports of Arthur Andersen on the financial statements of Liberty for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through the date hereof, there were no disagreements between Liberty and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make
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reference to the subject matter of such disagreements in its reports on
Liberty's financial statements for such years.

         During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through the date hereof, Arthur Andersen did not advise Liberty that: (i) internal controls necessary to develop reliable financial statements did not exist; (ii) information has come to Arthur Andersen's attention that made Arthur Andersen unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by Liberty's management; or (iii) the scope of any audit should be expanded significantly, or information has come to Arthur Andersen's attention that it concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified report), and the issue was not resolved to Arthur Andersen's satisfaction prior to Liberty's decision not to engage Arthur Andersen.

         During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through the date hereof, Liberty did not consult Grant Thornton regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Liberty's financial statements, or any of the matters or reportable events set forth in Item 304 of Regulation S-B.

         The letter from Arthur Andersen to the Securities and Exchange Commission required by Item 304(a)(3) of Regulation S-B has been omitted pursuant to Item 304T(b)(2) of Regulation S-B as such letter could not be obtained after reasonable efforts.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LIBERTY SELF-STOR, INC.

                                    By: /s/ Thomas J. Smith
                                        -------------------
                                    Name: Thomas J. Smith
                                    Title: President and Chief Operating Officer


Dated: August 6, 2002